Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE
EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT
THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES
THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 6

to

JOINT DEVELOPMENT AGREEMENT

between

BMW OF NORTH AMERICA, LLC

300 Chestnut Ridge Road

Woodcliff Lake, NJ 07677

USA

hereinafter referred to as "BMW"

and

SOLID POWER OPERATING, INC.

486 S. Pierce Ave., Suite E

Louisville, CO 80027

USA

hereinafter referred to as "Solid Power"

The Joint Development Agreement (“Agreement” or “JDA”) entered into as of July 1, 2017 and amended on February 18, 2021 (“Amendment No. 1”), March 22, 2021 (“Amendment No. 2”), November 01, 2021 (“Amendment No. 3”), November 01, 2022 (“Amendment No. 4”) and June 21, 2024 (“Amendment No. 5”, and together with the JDA, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, and Amendment No. 5 the “Previously Amended JDA”) by and between Solid Power Operating, Inc. (f/k/a Solid Power, Inc.), with a principal place of business at 486 S. Pierce Ave., Suite E, Louisville, CO 80027, USA (“Solid Power”), and BMW of North America, LLC, a Delaware limited liability company with a principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677, USA (“BMW”), collectively the “Parties”, shall be amended as set forth in this amendment (“Amendment No. 6”) to the JDA.

Purpose: The purpose of this Amendment No. 6 to the Joint Development Agreement dated July 1, 2017 between BMW and Solid Power and in accordance with section 2.8 of Amendment No. 1 and the extension of the contract with Amendment No. 5 is: 1) to further extend the timeframe of the JDA and, 2) to update the previous Amendments, relating to a) Cell Development (“Amendment No. 1” and “Amendment No. 3”), b) Definition of the long-term development cooperation for the industrialization of Solid Power’s solid-state battery technology (“Amendment No. 2”), and c) the Know-How Transfer (“Amendment No. 4”). For the avoidance of doubt, the overall goal of the JDA, to develop a competitive solid-state battery technology that can be used in an automotive application remains unchanged (see Annex 1 in “Amendment No. 1”) and no extended scope is defined with this Amendment No. 6.

The terms and conditions of the Previously Amended JDA remain unchanged and in full force and effect except as expressly amended by this Amendment No. 6. This Amendment No. 6 shall not establish any additional terms or amend existing terms unless explicitly stated, and only update and detail the scope that has already been agreed between the parties.

The parties agree to amend the Agreement as follows effective as of September 30, 2024 (“Effective Date”).

AMENDMENTS TO THE MAIN BODY OF THE JDA AND ITS AMENDMENTS.

1. Section 8.1 of the “JDA” as previously rephrased by Section 9 of the “Amendment No. 1” and Section 1 of the “Amendment No. 5” is hereby rephrased as follows:

Term. Except as otherwise provided in this Agreement, the JDA Project shall terminate [* * *] months after the [* * *].

However, in addition to the termination rights according to Section 8.2 of the JDA, BMW shall have the right, but not the obligation, to terminate the JDA Project with immediate effect without any notice period

(i) on or any time after December 31, 2025 if [* * *] have not been achieved or continue to be not achieved by that date according to BMW’s unilateral decision; or

(ii) [* * *] months after the [* * *].

For the avoidance of doubt, the before mentioned term shall also apply with respect to Section 11 of Amendment No. 4.

2. Section 11.6 of the “JDA” as previously rephrased by Section 10 of the “Amendment No. 1” is hereby rephrased as follows:

Notices. All notices, communications, requests, demands, consents and the like required or permitted under this Agreement will be in writing and will be deemed given and received.

(a) when delivered personally,

(b) when sent by confirmed email,

(c) seven (7) days after having been duly mailed by first class, registered or certified mail, postage prepaid, or

(d) one (1) business day after deposit with a commercial overnight carrier. All notices will be addressed to the attention of the receiving party at the addresses specified below, or to such other address as the receiving party may have furnished to the other by a proper notice.

If to Solid Power:	If to BMW:
Solid Power Operating, Inc.	BMW Group Technology Office USA
486 S. Pierce Ave., Suite E	2606 Bayshore Parkway
Louisville, CO 80027	Mountain View, CA 94043
Attn: Legal Department	Attn: [* * *]
Email: [* * *]	Phone: [* * *]

With a copy to: BMW of North America, LLC
300 Chestnut Ridge Road
Woodcliff Lake, NJ 07677
Attention: Vice President – Legal & General Councel
Email: [* * *]

3. Section 3.3 of the “Amendment No. 4” is hereby clarified as follows:

The parties agree that the updates mentioned in Section 3.3 also cover, to the extent not prohibited by other contractual arrangements, [* * *].

4. Section 4.1 of the “Amendment No. 4” is hereby amended as follows:

The date by which Solid Power and BMW shall enter into a non-exclusive sulfide solid electrolyte material supply agreement for the solid-state prototype line of BMW is changed to [* * *].

5. To Section 10. of the “Amendment No. 4” the following language is added:

Each Party will comply with any applicable export control requirements imposed by United States law with work performed under this Agreement. With regard to its provision of goods or performance of work under this Agreement, Solid Power will not directly or indirectly provide, export, re-export, transfer, or release, or cause to be provided, exported or re-exported (“Export”), any products, software, and/or technology to any destination or entity, whether US or foreign, that is prohibited or restricted under US law (including, but not limited to, US government embargoed or sanctioned countries or entities), unless it obtains prior to Export an authorization from the applicable US government agency either in writing or as provided by applicable regulation. Supplier will require compliance with the foregoing conditions by any of its Subcontractors, and Supplier will be responsible for any failure to comply with such conditions by its Subcontractors. The terms of this Export compliance assurance shall survive and continue in effect upon termination of the Agreement. Both Parties agree to indemnify, defend, and hold harmless the other Party from any and all liabilities arising from any violation of any US export control laws or regulations.

AMENDMENTS TO THE ANNEXES.

1. The Annexes to the JDA as replaced in “Amendment No. 1” as listed below are hereby replaced in their entirety as attached to this Amendment No. 6:

Annex 1: JDA Automotive Product Specification

Annex 2: Statement of Work

Annex 4: Tender dates and subsequent dates and steps

Annex 5: Intended yearly volume

2. Section 2 of the Annex 1 to “Amendment No. 2” is hereby amended as follows:

[* * *]

3. Section B of Annex 1 of the Amendment No. 4 is hereby amended as follows:

ii)	Pricing as well as [* * *] will be negotiated in good faith before [* * *]. Supply of electrolyte to commence upon commissioning of the BMW Pilot Line.

iii)

Solid Power will provide electrolyte material as referenced in Section 4.1 of the Amendment No.4 with the composition and specifications of [* * *]. Specifications for the [* * *] electrolyte are contained in Table 1 below. Modifications to the [* * *] electrolyte are requested by BMW and the specifications are enumerated in Table 2 below. These specifications will be discussed and implemented based on [* * *]. The initial specification and mutually agreed upon modifications to the initial specification will be the basis for negotiating the electrolyte requirements as referenced in Section 4.2 of the Amendment No. 4).

Table 1: Solid Power’s [* * *] electrolyte material specifications.

	Material Characteristic	Specification Value and Condition	Analytical methods
1. Product Specifications
1.1	[* * *]	[* * *]
1.2	[* * *]	[* * *]	[* * *]
1.3	[* * *]	[* * *]	[* * *]
1.4	[* * *]	[* * *]
1.5	[* * *]	[* * *]	[* * *]
1.6	[* * *]	[* * *]	[* * *]
1.7	[* * *]	[* * *]	[* * *]
1.8	[* * *]	[* * *]	[* * *]
1.9	[* * *]	[* * *]
1.10	[* * *]	[* * *]	[* * *]
2. Production-specific Specifications
2.1	[* * *]	[* * *]
2.2	[* * *]	[* * *]	[* * *]
2.3	[* * *]	[* * *]
2.4	[* * *]	[* * *]
2.5	[* * *]	[* * *]

Table 2: Initial sulfide solid electrolyte material specifications.

	Material Characteristic	Specification Value and Condition	Analytical methods
1. Product Specifications
1.1	[* * *]	[* * *]	[* * *]
1.2	[* * *]	[* * *]	[* * *]
1.3	[* * *]	[* * *]	[* * *]
1.4	[* * *]	[* * *]
1.5	[* * *]	[* * *]	[* * *]
1.6	[* * *]	[* * *]	[* * *]
1.7	[* * *]	[* * *]	[* * *]
1.8	[* * *]	[* * *]	[* * *]
1.9	[* * *]	[* * *]	[* * *]
1.10	[* * *]	[* * *]	[* * *]
2. Production-specific Specifications
2.1	[* * *]	[* * *]	[* * *]
2.2	[* * *]	[* * *]	[* * *]
2.3	[* * *]	[* * *]	[* * *]
2.4	[* * *]	[* * *]	[* * *]
2.5	[* * *]	[* * *]	[* * *]
3. Logistics and Analytics Data sheet
3.1	[* * *]	[* * *]	[* * *]
3.2	[* * *]	[* * *]	[* * *]
3.3	[* * *]	[* * *]	[* * *]

4. Section C of Annex 1 to the “Amendment No. 4” is amended as follows:

[* * *]

5. Section C of Annex 1 to the “Amendment No. 4” is hereby amended as follows:

[* * *]

6. Section E of Annex 1 to “Amendment No.4” is hereby amended as follows:

For the avoidance of doubt, the parties agree that the project extension agreed with this Amendment No. 5 requires no further monetary compensation.

It is hereby clarified that all compensations included within Amendment No. 4 have been, or will be settled by June 30, 2024 except for the final payment of $4,500,000 (January 1, 2024 – June 30, 2024) which have been, or will be only partially completed with a remaining amount of $75,000 which is still open as [* * *]. The parties agree that the remaining amount of $75,000 is due on or before the end of Q2 2025 and when [* * *].

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized representative to execute this Amendment No. 6 to the Agreement as of the Effective Date.

Solid Power Operating, Inc.	BMW of North America, LLC

/s/ John Van Scoter	/s/ Jan Becker

Signature	Signature

John Van Scoter	Jan Becker

Printed Name	Printed Name

President and Chief Executive Officer	Manager E-Mobility Lab

Title	Title

/s/ Derek Johnson	/s/ Claus Dorrer

Signature	Signature

Derek Johnson	Claus Dorrer

Printed Name	Printed Name

Chief Operating Officer	VP Head of BMW Group Technology Office USA

Title	Title

Annex 1

[* * *]

Annex 2

[* * *]

Annex 4

[* * *]

Annex 5

[* * *]